UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

OCM HOLDCO, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-52042	20-3673772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 South Grand Avenue 28th Floor Los Angeles, California	90071
(State or other jurisdiction	(Zip Code)
of incorporation)

(213) 830-6300

Registrant’s Telephone Number, including area code:

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On October 2, 2012 (the “Closing Date”), Cannery Casino Resorts, LLC (“CCR”), an unconsolidated investee of OCM HoldCo, LLC (the “Company”) and Washington Trotting Association, Inc. (a subsidiary of CCR and together, the “Borrowers”) entered into two syndicated credit facilities with Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, swing line lender and letter of credit issuer, Bank of America, N.A., Goldman Sachs Bank USA (“GS”) and Wells Fargo Gaming Capital, LLC, as co-syndication agents, Credit Suisse AG, Cayman Islands Branch and Macquarie Capital (USA) Inc. (“MC”), as co-documentation agents and Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, GS, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and MC, as Joint Lead Arrangers and Book Running Managers.  Provisions of the new credit facilities included: a $425 million first lien facility consisting of a six-year $385 million term loan and a five-year $40 million revolving loan (collectively referred to herein as the “First Lien Credit Facility”), and a seven-year $165 million second lien term loan facility (the “Second Lien Credit Facility”).  Portions of the proceeds were used to pay off then-existing $443.5 million debt that was outstanding from the May 18, 2007 refinancing and $86.9 million of the proceeds were distributed to certain owners of the Series C Preferred Units of CCR.

The term loans under the First Lien Credit Facility (the “First Lien Term Loans”) and the revolving loans under the First Lien Credit Facility bear interest at a LIBOR index plus 4.75%, and the term loans under the Second Lien Credit Facility (the “Second Lien Term Loans”) bear interest at a LIBOR index plus 8.75%, with a LIBOR floor of 1.25% for each of the First Lien Term Loans and Second Lien Term Loans.  The interest rate on the First Lien Credit Facility is subject to one-step down based upon compliance with a consolidated total leverage ratio below a certain threshold.  Interest payments are payable quarterly for both the First Lien Term Loans and Second Lien Term Loans. The First Lien Term Loans also require quarterly principal payments in an amount equal to 0.25% of the aggregate principal amount of the First Lien Term Loans commencing on December 31, 2012, with the remaining outstanding principal due on the maturity date. Unlike the First Lien Credit Facility, the Second Lien Credit Facility does not amortize and requires the outstanding principal balance to be repaid on its maturity date.

Additional details related to the First Lien Credit Facility and Second Lien Credit Facility are as follows:

•                  The terms of the credit facilities are set forth in two agreements.  Under the First Lien Credit Facility agreement, the $385 million term facility was borrowed in a single installment on the Closing Date, and the $40 million revolving facility was not funded on the Closing Date, but is available thereafter until the fifth anniversary of the Closing Date. Interest rates under the First Lien Credit Facility and the Second Lien Credit Facility float with LIBOR rate indexes, as explained above.

•                  Both the First Lien Credit Facility and the Second Lien Credit Facility require CCR to maintain a consolidated total leverage ratio below certain thresholds.  In addition, the First Lien Credit Facility also requires CCR to maintain a consolidated interest coverage ratio above certain thresholds.

•                  Both credit facilities are subject to various other affirmative and negative covenants and reporting obligations in favor of the lenders, including, among other restrictions, restrictions on other indebtedness, capital expenditures, liens, investments, fundamental changes, asset dispositions, affiliate transactions, and restricted payments.

•                  The Borrowers’ obligations under each of the credit facilities are guaranteed by certain of their subsidiaries on a senior secured basis and are secured by substantially all of the real and personal property, including certain accounts of CCR and its subsidiaries.  The liens securing the Borrowers’ obligations under the Second Lien Credit Facility are subordinated to the liens securing the Borrowers’ obligations under the First Lien Credit Facility.

On October 2, 2012, in connection with CCR entering into the First Lien Credit Facility and Second Lien Credit Facility, and in accordance with the terms and conditions of the Waiver and Amendment to Third Amended and Restated Operating Agreement of CCR (the “Waiver and Amendment”), by and among Crown CCR Group Investments One, LLC, a Delaware limited liability company (“Crown One”) and Crown CCR Group Investments Two, LLC, a Delaware limited liability company (“Crown Two” and collectively, the “Crown Parties”), Millennium Gaming, Inc., a Nevada corporation (“Millennium”), and OCM AcquisitionCo, LLC, a wholly-owned subsidiary of the Company (“AcquisitionCo”), CCR (i) redeemed 39,384, 6,391, and 6,390 Series C Preferred Units held by AcquisitionCo, Crown One, and Crown Two, respectively (collectively, the “Series C Redemption”), and (ii) accepted contributions of 10,000, 7,241, 2,797 and 2,797 Series C Preferred Units from Millennium Gaming, AcquisitionCo, Crown One, and Crown Two, respectively (collectively, the “Series C Capital Contribution”).  AcquisitionCo received $65.6 million from CCR in connection with the Series C Redemption.  Following the Series C Redemption and the Series C Capital Contribution, the Company continued to indirectly hold a 31.71% interest in the aggregate Series A Units of CCR.

The foregoing summaries of the First Lien Credit Facility, the Second Lien Credit Facility and the Waiver and Amendment do not purport to be complete and are qualified in their entirety by reference to the First Lien Credit Facility agreement, the Second Lien Credit Facility agreement and the Waiver and Amendment, copies of which are filed as Exhibit 10.38, Exhibit 10.39 and Exhibit 10.40, respectively, to this Current Report on Form 8-K.

Item 9.01              Financial Statement and Exhibits.

(d)           Exhibits.

10.38      First Lien Credit Agreement by and among Cannery Casino Resorts, LLC (“CCR”), Washington Trotting Association, Inc. (a subsidiary of CCR, and together, the “Borrowers”), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, swing line lender and letter of credit issuer, Bank of America, N.A., Goldman Sachs Bank USA (“GS”) and Wells Fargo Gaming Capital, LLC, as co-syndication agents, Credit Suisse AG, Cayman Islands Branch and Macquarie Capital (USA) Inc. (“MC”), as co-documentation agents and Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, GS, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and MC, as Joint Lead Arrangers and Book Running Managers, dated October 2, 2012.

10.39      Second Lien Credit Agreement by and among Cannery Casino Resorts, LLC (“CCR”), Washington Trotting Association, Inc. (a subsidiary of CCR, and together, the “Borrowers”), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, Bank of America, N.A., Goldman Sachs Bank USA (“GS”) and Wells Fargo Gaming Capital, LLC, as co-syndication agents, Credit Suisse AG, Cayman Islands Branch and Macquarie Capital (USA) Inc. (“MC”), as co-documentation agents and Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, GS, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and MC, as Joint Lead Arrangers and Book Running Managers, dated October 2, 2012.

10.40      Waiver and Amendment to Third Amended and Restated Operating Agreement of Cannery Casino Resorts, LLC by and among Crown CCR Group Investments One, LLC, Crown CCR Group Investments Two, LLC, Millennium Gaming, Inc. and OCM AcquisitionCo, LLC, dated October 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCM HoldCo, LLC

Date: November 8, 2012	By:	/s/ Stephen A. Kaplan
Stephen A. Kaplan
Manager

Date: November 8, 2012	By:	/s/ Ronald N. Beck
Ronald N. Beck
Manager

EXHIBIT INDEX

10.38      First Lien Credit Agreement by and among Cannery Casino Resorts, LLC (“CCR”), Washington Trotting Association, Inc. (a subsidiary of CCR, and together, the “Borrowers”), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, swing line lender and letter of credit issuer, Bank of America, N.A., Goldman Sachs Bank USA (“GS”) and Wells Fargo Gaming Capital, LLC, as co-syndication agents, Credit Suisse AG, Cayman Islands Branch and Macquarie Capital (USA) Inc. (“MC”), as co-documentation agents and Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, GS, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and MC, as Joint Lead Arrangers and Book Running Managers, dated October 2, 2012.

10.39      Second Lien Credit Agreement by and among Cannery Casino Resorts, LLC (“CCR”), Washington Trotting Association, Inc. (a subsidiary of CCR, and together, the “Borrowers”), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, Bank of America, N.A., Goldman Sachs Bank USA (“GS”) and Wells Fargo Gaming Capital, LLC, as co-syndication agents, Credit Suisse AG, Cayman Islands Branch and Macquarie Capital (USA) Inc. (“MC”), as co-documentation agents and Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, GS, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and MC, as Joint Lead Arrangers and Book Running Managers, dated October 2, 2012.

10.40      Waiver and Amendment to Third Amended and Restated Operating Agreement of Cannery Casino Resorts, LLC by and among Crown CCR Group Investments One, LLC, Crown CCR Group Investments Two, LLC, Millennium Gaming, Inc. and OCM AcquisitionCo, LLC, dated October 2, 2012.